UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

FLEXSHOPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

August 18, 2025

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on March 27, 2024, the Company, through FlexShopper 2, LLC, its wholly-owned subsidiary (the “Borrower”), entered into a Credit Agreement with Powerscourt Investments 50, LP, an affiliate of Waterfall Asset Management, LLC, as administrative agent (in such capacity, the “Administrative Agent”), Computershare Trust Company, National Association, as paying agent, and various lenders from time to time party thereto, as subsequently amended by Amendment No. 1 to Credit Agreement, dated as of April 9, 2025, and Amendment No. 2 to Credit Agreement, dated as of April 30, 2025, between the Borrower and the Administrative Agent (as amended, supplemented and otherwise modified, the “Credit Agreement”). Additionally, on March 27, 2024, the Borrower entered into a Fee Letter with the Administrative Agent (as amended, supplemented and otherwise modified, the “Fee Letter”).

On August 18, 2025, the Borrower and the Administrative Agent amended the Credit Agreement and the Fee Letter to permit the Administrative Agent to provide interim financing to the Borrower to fund the Company’s immediate working capital requirements.

The foregoing summary is qualified in its entirety by reference to the full text of Amendment No. 3 to Credit Agreement and Amendment No. 1 to Fee Letter, attached as Exhibit 10.1, which is incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
10.1	Amendment No. 3 to Credit Agreement and Amendment No. 1 to Fee Letter, dated as of August 18, 2025, between FlexShopper 2, LLC and Powerscourt Investments 50, LP, as administrative agent and as the lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: August 20, 2025	By:	/s/ John Davis
		Name:	John Davis
		Title:	President and Chief Operating Officer

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